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                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                      NORTH ATLANTIC TRADING COMPANY, INC.
                      11% SENIOR NOTES DUE 2004, SERIES A

     This form must be used by a holder of the 11% Senior Notes Due 2004, Series
A (the Old Notes) of North Atlantic Trading Company, Inc., a Delaware
corporation ('NATC'), that wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in 'The Exchange
Offer--Guaranteed Delivery Procedures' of the Prospectus dated July   , 1997
(the 'Prospectus') and in Instruction 1 to the accompanying Letter of
Transmittal. Any holder that wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this
Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the
Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

          To: United States Trust Company of New York, Exchange Agent

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
                        By Mail:                                               By Facsimile:
        United States Trust Company of New York                                (212) 420-6152
                      P.O. Box 843                                    (For Eligible Institutions Only)
                     Cooper Station
                  New York, N.Y. 10276
          Attention: Corporate Trust Services

     By Overnight Courier or By Hand to 4:30 p.m.:                        By Hand after 4:30 p.m.:
        United States Trust Company of New York                   United States Trust Company of New York
                770 Broadway, 13th Floor                                        111 Broadway
                  New York, N.Y. 10003                                      New York, N.Y. 10006
       Attention: Corporate Trust Redemption Unit                     Attention: Lower Level Corporate
                                                                                Trust Window

                             For Information Call:
                                 (800) 548-6565

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Please read the accompanying instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to NATC, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

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
  CERTIFICATE NUMBER(S) (IF KNOWN)
          OF OLD NOTES OR                  AGGREGATE PRINCIPAL AMOUNT               AGGREGATE PRINCIPAL
       ACCOUNT NUMBER AT THE                OF OLD NOTES REPRESENTED                AMOUNT OF OLD NOTES
        BOOK-ENTRY FACILITY                      BY CERTIFICATE                           TENDERED
--------------------------------      ----------------------------------    -----------------------------------

--------------------------------      ----------------------------------    -----------------------------------

--------------------------------      ----------------------------------    -----------------------------------

--------------------------------      ----------------------------------    -----------------------------------

--------------------------------      ----------------------------------    -----------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Associates of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an 'eligible guarantor institution' within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfers of such Old Notes into the Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption 'The Exchange Offer--Procedures for Tendering' and in the Letter of Transmittal) and any other required documents, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

                                   SIGN HERE

Name of firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name (please print): ___________________________________________________________

 _______________________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

          DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES
          MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED
                             LETTER OF TRANSMITTAL.
                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases

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sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the book-entry transfer facility, this Notice of guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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